EXHIBIT 2.1

NAME CHANGE OF

ALARIC CORPORATION,

a Colorado corporation,

INTO

HALB TRANSITION CORPORATION,

a Colorado corporation

This PLAN(the “Plan”), dated as of March 23, 2020, of the Corporation to change its name as a first step and as a prelude to a holding company reorganization, is hereby adopted by Alaric Corporation, a Colorado corporation (“Halberd”), in order to set forth the terms, conditions, and procedures governing the name change as permitted by applicable provisions of the Colorado Revised Statutes (“Colorado Statutes”).

WHEREAS, Halberd was incorporated and validly existing in the State of Nevada on January 26, 2009; and

WHEREAS, the shares of common stock of Halberd are publicly traded and quoted over-the-counter under the symbol “HALB” (US.HALB.PK); and

WHEREAS, Halberd’s Board of Directors has unanimously approved this Plan in accordance with applicable provisions of the Colorado Statutes and the shareholders acting in majority have by their written consent by the affirmative vote in plurality of the total number of shares eligible to vote for the Plan approved the Plan (as defined below) as permitted by applicable provisions of the Colorado Business Corporation Act (“CBCA”); and

WHEREAS, there is no provision contained in Halberd’s Articles of Incorporation, as amended, its Bylaws, or set forth in the Colorado Statutes (“Colorado Statutes”), which prevents Halberd to change its name;

NOW, THEREFORE, Halberd does hereby adopt this Plan to effectuate the name change as follows:

1.

Name Change. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, including, without limitation, applicable provisions of the Colorado Statutes, Halberd shall change its name to “HALB Transition Corporation” at the Effective Time (as defined in Section 3 below). HALB Transition Corporation shall thereafter be subject to all of the provisions of the CBCA.

2.

Effect of the Name Change. Upon the Effective Time, all of the rights, privileges, and powers of Halberd, and all property, real, personal, and mixed, as well as all other things and causes of action belonging to Halberd, shall remain vested in it, even following its name becoming HALB Transition Corporation and shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of HALB Transition Corporation shall be preserved unimpaired, and all debts, liabilities, and duties may be enforced against it for any purpose of the laws of the State of Colorado. The name change shall not be deemed to affect any obligations or liabilities incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Halberd shall not be required to wind up its affairs. Instead, the name change shall be deemed to constitute a continuation of the existence of Halberd in the form of a Colorado corporation.

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3.

Effective Time. Provided this Plan has not been terminated or deferred pursuant to Section 14 hereof, the name change shall be effected as soon as practicable upon the written consent and approval of the majority of shareholders entitled to vote or act. Subject to the foregoing, the name change shall be effective upon the filing with the Secretary of State of the State of Colorado (the “Effective Time”).

4.	Governance and Other Matters Related to HALB Transition Corporation.

	a.	Articles of Incorporation. At the Effective Time, the Corporation shall be named “HALB Transition Corporation”.

	b.	Bylaws. At the Effective Time, the Bylaws of Halberd shall be as adopted by the Board of Directors of HALB Transition Corporation.

c.

Directors and Officers. The members of the Board of Directors and the officers of Halberd immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of HALB Transition Corporation, respectively, until the expiration of their respective terms of office and until their successors have been qualified and duly elected, or until the earlier of their death, resignation, or removal. After the Effective Time, HALB Transition Corporation and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

5.	Effect of the Name Change on the Common and Preferred Stock of Halberd.

a.

Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the name change and without any further action on the part of Halberd, HALB Transition Corporation, any shareholder or stockholder, either corporation’s board of directors, or any officer or director, thereof, respectively, each share of common stock, $0.0001 par value per share, of Halberd (the “Halberd Common Stock”), shall convert into one validly issued, fully paid, and non-assessable share of common stock, par value $0.0001 per share, of HALB Transition Corporation (the “HALB Transition Corporation Common Stock”).

6.	Stock Certificates.

a.

From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Halberd Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of HALB Transition Corporation Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of HALB Transition Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion (the surrender or conversion of which is not required and not necessary), at the shareholder’s expense, or otherwise accounted for to HALB Transition Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of HALB Transition Corporation evidenced by such outstanding certificate as provided above.

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7.	Employee Benefit and Compensation Plans.As at the Effective Time, there are no outstanding employee benefit and/or employee, officer, or director compensation plans authorized or existing by Halberd.

8.	Outstanding Awards. As at the Effective Time, there are no outstanding stock options, purchase rights, restricted stock awards, or other stock awards relating to the Halberd Common Stock.

9.

Implementation and Interpretation; Termination and Amendment. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of Halberd and, upon and after the Effective Time, by the Board of Directors of HALB Transition Corporation, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party, including, without limitation, any officers of Halberd or HALB Transition Corporation, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

10.	Third Party Beneficiaries.This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein or by operation of law.

11.

Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan. This Plan shall be governed under the laws of the State of Colorado, except for conflicts of laws rules.

12.

Authorized Representative. The shareholders and directors of Halberd authorize James Christopher LeDoux to deliver this Plan, to effect the name change, to execute and deliver the Articles of Incorporation of HALB Transition Corporation, as the incorporator, and to execute, deliver, and file all supplement writings required to effectuate the name change and the reorganization.

IN WITNESS WHEREOF, Alaric Corporation, a Colorado corporation, has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

BY ORDER OF THE BOARD OF DIRECTORS

OF ALARIC CORPORATION (Colorado):

Dated:  March 23, 2020,

ALARIC CORPORATION	HALB TRANSITION CORPORATION,
a Colorado corporation	a Colorado corporation in-organization
(Halberd)	(HALB Transition Corporation)

/s/ James Christopher LeDoux	/s/ James Christopher LeDoux

By: James Christopher LeDoux	By: James Christopher LeDoux
Its: President	Its: President-designate

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ARTICLES OF INCORPORATION

OF

HALB TRANSITION CORPORATION

Pursuant to the applicable provisions of Section 7-102-101 and Section 7-102-102 of the Colorado Revised Statutes (“CRS”), the undersigned incorporator, acting in pursuance of the terms and provisions contained in that certain Plan of Reorganization filed with the Secretary of State of the State of Colorado contemporaneously herewith, adopts these Articles of Incorporation on behalf of HALB Transition Corporation.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, pursuant to the provisions and by virtue of the laws of the State of Colorado Business Corporation Act Section 17-102-101 and Section 7-102-102 and all other acts amendatory thereof and supplemental thereto, and for that purpose does hereby make, subscribe, acknowledge, certify, and set forth as follows:

FIRST:	The name of the corporation shall be: “HALB Transition Corporation”.

SECOND:

The resident agent is Raul Rodriguez, Rodriguez and Associates, 1011 Pennsylvania St. Unit B, Denver Colorado 80203, but the corporation may maintain offices, agencies, and places of business in any other state or military district in the United States and in foreign countries without restriction as to place, and the corporation may keep such books, papers, and records of the corporation as are not required by law to be kept within the State of Colorado, and as the directors may find convenient in such offices, agencies, and places of business.

THIRD:	The nature of the business to be transacted and the object and purposes to be promoted and carried on by the corporation shall be to engage in any and all lawful activities.

FOURTH:

The amount of the authorized capital stock of the corporation is 2,000,000,000 shares of common stock and 25,000,000 shares of preferred stock, with the designations, including par value and voting rights and set forth below in Articles FIFTH and SIXTH.

FIFTH:	The shares of common stock which this corporation shall have authority to issue shall each have one vote and shall have a par value of $0.0001 per share.

SIXTH:

The shares of preferred stock the corporation shall have authority to issue shall have a par value of $0.0001 per share, with designations for 25,000,000 shares of Series A Preferred. There are no other designations for any shares of Preferred Series. The holder of a share of the Series A Preferred shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period. The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation. Each share of Preferred A Stock is entitled to a number of votes equal to the product of .000001 times the number of shares of common outstanding.

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SEVENTH:

Authorized stock may be issued from time to time without action by the stockholders for such consideration as may be fixed from time to time by the board of directors, and shares so issued, the consideration for which have been paid or delivered, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further payment thereon.

The capital stock of this corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay any debts of the corporation and no paid up stock and no stock issued as fully paid shall ever be assessable or assessed and the Articles of Incorporation shall not be amended in this particular.

EIGHTH:	The name and address of the sole incorporator signing these Articles of Incorporation is as follows:

NAME	ADDRESS

James Christopher LeDoux 1174 east Kingston square, Lake Charles, Louisiana, 70611

NINTH:	The corporation is to have perpetual existence.

TENTH:

A director or officer of the corporation shall not be liable to the corporation or its shareholders for damages for breach of fiduciary duty as a director or officer except for liability that, by express provision of the Colorado Business Corporation Act, as amended and in effect in Colorado having similar import and effect, cannot be eliminated.

ELEVENTH:

Both stockholders and directors shall have power, if the bylaws so provide, to hold their meetings, and to have one or more offices within or without the State of Colorado, and to keep the books of the corporation (subject to the requirements of the Colorado Business Corporation Act) outside of the state of Colorado at such places as may from time-to-time be designated by the board of directors.

TWELFTH:	In furtherance, and not in limitation of the power conferred by statute, the board of directors is expressly authorized:

Unless otherwise provided for herein, by corporate law or the bylaws, if any, adopted by the stockholders, with or without shareholder approval or shareholder vote, and with or without advance notice to the shareholders, make, alter, alter or amend the articles of incorporation or the bylaws of the corporation, including (a) changing the number of authorized shares; (b) initiating a forward or a reverse split, provided that the majority of each class or series of stock affected by such forward or reverse split entitled to vote, votes in favor of such action, (c) changing the par value of any class or series of stock (d) merger or (e) share exchange;

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To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation;

From time-to-time, to determine whether, and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of this corporation (other than the original or duplicates stock ledger), or any of them, shall be open to inspection of stockholders, and no stockholder shall have any right of inspection any account, book or document of this corporation except as conferred by statute, unless authorized by a resolution of the stockholders or directors;

To indemnify any person who was or is a party or is threatened to be made a party to any pending or completed action, suit, or proceeding, whether civil, criminal, administrative, investigative, except and action by or in the right of the corporation, by reason of the fact the he is or was an officer, director, employee, or agent of the corporation, or is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. To indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation (derivative actions) to procure a judgment in its favor by reason of the fact the he is or was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably believed to be in or not opposed to the best interest of the corporation. No officer, director, employee or agent of the corporation may be indemnified in a derivative action for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to the corporation or for the amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such expenses as the court deems proper;

Determination that indemnification of an officer or director is improper must be made by the shareholders and by majority vote of a quorum of directors who were not parties to the act, suit or proceeding;.

 This corporation may, in its bylaws, confer powers upon its directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon them by statute

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THE UNDERSIGNED, being the sole officer and director of the incorporator hereinabove named for the purpose of forming a corporation to do business both within and without the State of Colorado and in pursuance of the Colorado Business Corporation Act, and the acts amendatory thereof and supplemental thereto, does make and file this certificate, hereby declaring and certifying that the facts herein stated are true.

IN WITNESS WHEREOF, I accordingly have hereunto set my hand and seal March 23, 2020.

Incorporator:

/s/ James Christopher LeDoux
By: James Christopher LeDoux
Its: President
1174 east Kingston square, Lake Charles, Louisiana, 70611
Telephone: 13378028787

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ARTICLES OF INCORPORATION

OF

HALBERD CORPORATION

Pursuant to the applicable provisions of Section 7-102-101 and Section 7-102-102 of the Colorado Revised Statutes (“CRS”), the undersigned incorporator, HALB Transition Corporation, a Colorado corporation, hereby adopts these Articles of Incorporation on behalf of the principal organizers of the corporation, Halberd Corporation.

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, pursuant to the provisions and by virtue of the laws of the State of Colorado Business Corporation Act Section 17-102-101 and Section 7-102-102 and all other acts amendatory thereof and supplemental thereto, and for that purpose does hereby make, subscribe, acknowledge, certify, and set forth as follows:

FIRST:	The name of the corporation shall be: “Halberd Corporation”.

SECOND:

The resident agent is Raul Rodriguez, Rodriguez and Associates, 1011 Pennsylvania St. Unit B, Denver Colorado 80203, but the corporation may maintain offices, agencies, and places of business in any other state or military district in the United States and in foreign countries without restriction as to place, and the corporation may keep such books, papers, and records of the corporation as are not required by law to be kept within the State of Colorado, and as the directors may find convenient in such offices, agencies, and places of business.

THIRD:	The nature of the business to be transacted and the object and purposes to be promoted and carried on by the corporation shall be to engage in any and all lawful activities.

FOURTH:

The amount of the authorized capital stock of the corporation is 2,000,000,000 shares of common stock and 25,000,000 shares of preferred stock, with the designations, including par value and voting rights and set forth below in Articles FIFTH and SIXTH.

FIFTH:	The shares of common stock which this corporation shall have authority to issue shall each have one vote and shall have a par value of $0.0001 per share.

SIXTH:

The shares of preferred stock the corporation shall have authority to issue shall have a par value of $0.0001 per share, with designations for 25,000,000 shares of Series A Preferred. There are no other designations for any shares of Preferred Series. The holder of a share of the Series A Preferred shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period. The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation. Each share of Preferred A Stock is entitled to a number of votes equal to the product of .000001 times the number of shares of common outstanding.

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SEVENTH:

Authorized stock may be issued from time to time without action by the stockholders for such consideration as may be fixed from time to time by the board of directors, and shares so issued, the consideration for which have been paid or delivered, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further payment thereon.

The capital stock of this corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay any debts of the corporation and no paid up stock and no stock issued as fully paid shall ever be assessable or assessed and the Articles of Incorporation shall not be amended in this particular.

EIGHTH:	The name and address of the sole incorporator signing these Articles of Incorporation is as follows:

NAME	ADDRESS
James Christopher LeDoux 11	74 east Kingston square, Lake Charles, Louisiana, 70611

NINTH:	The corporation is to have perpetual existence.

TENTH:

A director or officer of the corporation shall not be liable to the corporation or its shareholders for damages for breach of fiduciary duty as a director or officer except for liability that, by express provision of the Colorado Business Corporation Act, as amended and in effect in Colorado having similar import and effect, cannot be eliminated.

ELEVENTH:

Both stockholders and directors shall have power, if the bylaws so provide, to hold their meetings, and to have one or more offices within or without the State of Colorado, and to keep the books of the corporation (subject to the requirements of the Colorado Business Corporation Act) outside of the state of Colorado at such places as may from time-to-time be designated by the board of directors.

TWELFTH:	In furtherance, and not in limitation of the power conferred by statute, the board of directors is expressly authorized:

Unless otherwise provided for herein, by corporate law or the bylaws, if any, adopted by the stockholders, with or without shareholder approval or shareholder vote, and with or without advance notice to the shareholders, make, alter, alter or amend the articles of incorporation or the bylaws of the corporation, including (a) changing the number of authorized shares; (b) initiating a forward or a reverse split, provided that the majority of each class or series of stock affected by such forward or reverse split entitled to vote, votes in favor of such action, (c) changing the par value of any class or series of stock (d) merger or (e) share exchange;

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To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation;

From time-to-time, to determine whether, and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of this corporation (other than the original or duplicates stock ledger), or any of them, shall be open to inspection of stockholders, and no stockholder shall have any right of inspection any account, book or document of this corporation except as conferred by statute, unless authorized by a resolution of the stockholders or directors;

To indemnify any person who was or is a party or is threatened to be made a party to any pending or completed action, suit, or proceeding, whether civil, criminal, administrative, investigative, except and action by or in the right of the corporation, by reason of the fact the he is or was an officer, director, employee, or agent of the corporation, or is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. To indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation (derivative actions) to procure a judgment in its favor by reason of the fact the he is or was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably believed to be in or not opposed to the best interest of the corporation. No officer, director, employee or agent of the corporation may be indemnified in a derivative action for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to the corporation or for the amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such expenses as the court deems proper;

Determination that indemnification of an officer or director is improper must be made by the shareholders and by majority vote of a quorum of directors who were not parties to the act, suit or proceeding;

This corporation may, in its bylaws, confer powers upon its directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon them by statute.

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THE UNDERSIGNED, being the sole officer and director of the incorporator, for the purpose of forming a corporation to do business both within and without the State of Colorado and in pursuance of the Colorado Business Corporation Act, and the acts amendatory thereof and supplemental thereto, does make and file this certificate, hereby declaring and certifying that the facts herein stated are true.

IN WITNESS WHEREOF, I, James Christopher LeDoux, authorized and empowered to act on behalf of HALB Transition Corporation, a Colorado corporation, the incorporator of the corporation, Halberd Corporation, have subscribed this document and do hereby affirm, under penalty of perjury, that the statements contained herein have been examined by me and are true and correct as of March 23, 2020.

Incorporator:

/s/ James Christopher LeDoux
By: James Christopher LeDoux
Its: President
1174 east Kingston square, Lake Charles, Louisiana, 70611
Telephone: 13378028787

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ARTICLES OF INCORPORATION

OF

ALARIC CORPORATION

Pursuant to the applicable provisions of Section 7-90-301 et seq., Section 7-110-107, and Section 7-90-304.5 of the Colorado Revised Statutes (“CRS”), the undersigned, Halberd Corporation, a Colorado corporation, hereby adopts these Articles of Incorporation on behalf of the principal organizers of the corporation, Alaric Corporation, as follows:

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, pursuant to the provisions and by virtue of the laws of the State of Colorado Business Corporation Act Section 17-102-101 and Section 7-102-102 and all other acts amendatory thereof and supplemental thereto, and for that purpose does hereby make, subscribe, acknowledge, certify, and set forth as follows:

FIRST:	The name of the corporation shall be: “Alaric Corporation”.

SECOND:

The resident agent is Raul Rodriguez, Rodriguez and Associates, 1011 Pennsylvania St. Unit B, Denver Colorado 80203, but the corporation may maintain offices, agencies, and places of business in any other state or military district in the United States and in foreign countries without restriction as to place, and the corporation may keep such books, papers, and records of the corporation as are not required by law to be kept within the State of Colorado, and as the directors may find convenient in such offices, agencies, and places of business.

THIRD:	The nature of the business to be transacted and the object and purposes to be promoted and carried on by the corporation shall be to engage in any and all lawful activities.

FOURTH:

The amount of the authorized capital stock of the corporation is 2,000,000,000 shares of common stock and 25,000,000 shares of preferred stock, with the designations, including par value and voting rights and set forth below in Articles FIFTH and SIXTH.

FIFTH:	The shares of common stock which this corporation shall have authority to issue shall each have one vote and shall have a par value of $0.0001 per share.

SIXTH:

The shares of preferred stock the corporation shall have authority to issue shall have a par value of $0.0001 per share, with designations for 25,000,000 shares of Series A Preferred. There are no other designations for any shares of Preferred Series. The holder of a share of the Series A Preferred shall be entitled to receive, when and as declared by the Board, out of funds legally available for the payment of dividends, dividends (if any) at the rates fixed by the Board for such series before any cash dividends shall be declared and paid or set apart for payment, on the Common Stock with respect to the same dividend period. The holders of shares of the Preferred Stock of each series shall be entitled, upon liquidation or dissolution or upon the distribution of the assets of the Corporation, to such preferences as provided in the resolution or resolutions creating such series of Preferred Stock, and no more, before any distribution of the assets of the Corporation shall be made to the holders of shares of the Common Stock. Whenever the holders of shares of the Preferred Stock shall have been paid the full amounts to which they shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in all remaining assets of the Corporation. Each share of Preferred A Stock is entitled to a number of votes equal to the product of .000001 times the number of shares of common outstanding.

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SEVENTH:

Authorized stock may be issued from time to time without action by the stockholders for such consideration as may be fixed from time to time by the board of directors, and shares so issued, the consideration for which have been paid or delivered, shall be deemed fully paid stock and the holder of such shares shall not be liable for any further payment thereon.

The capital stock of this corporation, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay any debts of the corporation and no paid up stock and no stock issued as fully paid shall ever be assessable or assessed and the Articles of Incorporation shall not be amended in this particular.

EIGHTH:	The name and address of the sole incorporator signing these Articles of Incorporation is as follows:

NAME	ADDRESS
James Christopher LeDoux	1174 east Kingston square, Lake Charles, Louisiana, 70611

NINTH:	The corporation is to have perpetual existence.

TENTH:

A director or officer of the corporation shall not be liable to the corporation or its shareholders for damages for breach of fiduciary duty as a director or officer except for liability that, by express provision of the Colorado Business Corporation Act, as amended and in effect in Colorado having similar import and effect, cannot be eliminated.

ELEVENTH:

Both stockholders and directors shall have power, if the bylaws so provide, to hold their meetings, and to have one or more offices within or without the State of Colorado, and to keep the books of the corporation (subject to the requirements of the Colorado Business Corporation Act) outside of the state of Colorado at such places as may from time-to-time be designated by the board of directors.

TWELFTH:	In furtherance, and not in limitation of the power conferred by statute, the board of directors is expressly authorized:

Unless otherwise provided for herein, by corporate law or the bylaws, if any, adopted by the stockholders, with or without shareholder approval or shareholder vote, and with or without advance notice to the shareholders, make, alter, alter or amend the articles of incorporation or the bylaws of the corporation, including (a) changing the number of authorized shares; (b) initiating a forward or a reverse split, provided that the majority of each class or series of stock affected by such forward or reverse split entitled to vote, votes in favor of such action, (c) changing the par value of any class or series of stock (d) merger or (e) share exchange;

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To fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed mortgages and liens upon the real and personal property of this corporation;

From time-to-time, to determine whether, and to what extent, and at what times and places, and under what conditions and regulations, the accounts and books of this corporation (other than the original or duplicates stock ledger), or any of them, shall be open to inspection of stockholders, and no stockholder shall have any right of inspection any account, book or document of this corporation except as conferred by statute, unless authorized by a resolution of the stockholders or directors;

To indemnify any person who was or is a party or is threatened to be made a party to any pending or completed action, suit, or proceeding, whether civil, criminal, administrative, investigative, except and action by or in the right of the corporation, by reason of the fact the he is or was an officer, director, employee, or agent of the corporation, or is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner in which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. To indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation (derivative actions) to procure a judgment in its favor by reason of the fact the he is or was an officer, director, employee or agent of the corporation, or is or was serving at the request of the corporation as an officer, director, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably believed to be in or not opposed to the best interest of the corporation. No officer, director, employee or agent of the corporation may be indemnified in a derivative action for any claim, issue or matter as to which such person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable to the corporation or for the amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such expenses as the court deems proper;

Determination that indemnification of an officer or director is improper must be made by the shareholders and by majority vote of a quorum of directors who were not parties to the act, suit or proceeding;

This corporation may, in its bylaws, confer powers upon its directors in addition to the foregoing, and in addition to the powers and authorities expressly conferred upon them by statute.

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THE UNDERSIGNED, being the sole officer and director of the incorporator hereinabove named for the purpose of forming a corporation to do business both within and without the State of Colorado and in pursuance of the Colorado Business Corporation Act, and the acts amendatory thereof and supplemental thereto, does make and file this certificate, hereby declaring and certifying that the facts herein stated are true.

IN WITNESS WHEREOF, I, James Christopher LeDoux, acting for and on behalf of Halberd Corporation, a Colorado corporation, which is the incorporator of this corporation, Alaric Corporation, did execute this document and do hereby affirm that the statements contained herein have been examined by me and are, to the best of my knowledge, true and correct as of March 23, 2020.

James Christopher LeDoux
1174 east Kingston square, Lake Charles, Louisiana, 70611
Telephone: 13378028787

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PLAN OF REORGANIZATION

        This PLAN OF REORGANIZATION (this “Agreement”) dated to become effective March 23, 2020 (the “Effective Date”), is between Alaric Corporation, a Colorado corporation (“Merger Sub”), and Halberd Corporation, a Colorado corporation (“Holdco”), a direct, totally held subsidiary of HALB Transition Corporation, a Colorado corporation (the “Company”), and is intended to operate concomitantly with that certain Merger Agreement filed contemporaneously with the Colorado Secretary of State of even date herewith, with reference to the following facts, terms, and provisions (the Company, Holdco and Merger Sub are herein collectively referred to as the “Participating Parties”):

Recitals.

A.	The Company was initially formed and organized as a domestic, for-profit corporation in the State of Colorado on January 26, 2009.

B.	On March 23, 2020, the Company converted to a Colorado corporation. As of the date hereof, the Company is a corporation in good standing under the laws of the State of Colorado.

C.

Upon entering into this Agreement, the Company’s Common Stock (as defined below) is quoted to trade over-the-counter in the United States and elsewhere under the symbol “HALB” (US.HALB.PK), and its primary trading venue is over the Link ATS operated by OTC Markets Group, Inc. (“OTC”).

D.

The Company’s authorized capital stock in the State of Colorado, as well as that of Holdco and of Merger Sub, each being a mirror image of the others, consists of 2,000,000,000 (Two Billion) shares of common stock par value of $0.0001 per share and Twenty-Five Million (25,000,000) shares of preferred stock par value of $0.0001 per share.

E.

To effect the overall transaction evidenced by this Agreement, and to qualify as a tax-free reorganization under Section 368, et seq. of the Internal Revenue Code of 1986, as amended (the “Code”), as the initial steps, the Company formed Holdco in the State of Colorado on March 23, 2020, and Holdco, as a validly existing Colorado corporation, formed Merger Sub in the State of Colorado on March 23, 2020 (the “Reorganization”).

F.	As of the date hereof, Holdco’s authorized capital structure is identical to the capital structure of the Company.

G.	As of the date hereof, Merger Sub’s authorized capital structure is identical to the capital structure of the Company and Holdco.

H.

The Articles of Incorporation and the Bylaws of the Company immediately after the Effective Time (as hereinafter defined) will contain the provisions relative to shareholders and contained in the Articles of Incorporation and Bylaws of Merger Sub immediately after the Effective Time (to the extent required by Section 7-111-104 of the Colorado Business Corporation Act of the State of Colorado) (hereinafter “CBCA”) and the applicable provisions of the Code).

I.	The directors of the Company immediately prior to the Merger (as hereinafter defined) will be the directors of Holdco and will also be the directors of Merger Sub as of the Effective Time.

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J.

The Company desires to create a new holding company structure in accordance with Section 7-111-104 of the CBCA by merging Merger Sub with and into the Company with Merger Sub being the surviving corporation, and converting each outstanding share of Company Common Stock into a like number of shares of Holdco Common Stock, all in accordance with the terms of this Reorganization and that certain Merger Agreement.

K.

As the survivor of the Merger Agreement, Merger Sub desires to issue to Holdco 100 shares of common stock(the “Merger Sub Shares”), par value $0.0001 per share, in exchange for the constructive issuance by Holdco (the “Exchange Shares”), of shares of its common stock, $0.0001 par value per share, and shares of its Preferred Stock, $0.0001 par value per share (collectively, the “Shares”), respectively, constructively replacing the shares currently outstanding, having been previously issued by the Company and outstanding, in substitute therefore, on the terms and subject to the conditions set forth herein (the “Exchange”), and the entry by Holdco and Merger Sub into the overall merger and Reorganization by recognition and acceptance of that certain merger and this Reorganization.

L.

The Boards of Directors of Holdco, Merger Sub and the Company have approved this Agreement and approved the merger of Merger Sub with and into the Company upon the terms and subject to the conditions set forth in that certain Merger Agreement (the “Merger”). No vote or solicitation of votes is required by the Company, Merger Sub, or Holdco, as permitted by applicable provisions and Section 7-111-104(3) of the CBCA, however, certain shareholders acting by written consent approved the Reorganization and the concomitant Merger Agreement.

M.

For U. S. Federal income tax purposes, the Reorganization and concomitant Merger Agreement are operative and shall, in every respect, qualify as and is intended to be a reorganization under the applicable provisions of Section 368(a)(1)(B) of the Code.

N.

Following the consummation of the transaction agreed to in this Agreement contemporaneously with the agreement by the parties in and to that certain Merger Agreement, Holdco shall succeed as the public company, the Company Common Stock of which is quoted to trade over-the-counter in the United States and elsewhere under the symbol “HALB” (US.HALB.PK), and whose primary trading venue is over the Link operated by OTCMarkets.com.

O.	Certain capitalized terms used but not defined herein shall have the meaning given to such terms in that certain Merger Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Participating Parties hereby agree as follows:

The foregoing recitals are hereby incorporated herein by this reference.

ARTICLE I

THE SHARES AND THE EXCHANGE SHARES.

Section 1.1. The Shares. The Shares shall be issued to Holdco, and the Exchange Shares shall be considered as being replaced by the shares of the Company which are currently issued and outstanding issued to Merger Sub, pursuant to Article II hereof.

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ARTICLE II

SHARE EXCHANGE/ CONVERSION OF SECURITIES; STOCK CERTIFICATES

Section 2.1 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any further action on the part of Merger Sub, the Company, Holdco or any holder of any securities of the foregoing entities:

(a) Each validly issued share (or fraction of share, as applicable) of common stock, par value $0.0001 per share, Series A Preferred Stock or Series B Preferred Stock or Series C Preferred Stock, as the case may be of the Company (the “Company Stock”), outstanding or held in treasury immediately prior to the Effective Time, shall be automatically converted into one (or equal fraction of one, as applicable) fully paid and nonassessable share of common stock, par value $0.0001 per share or Series A Preferred Stock or Series B Preferred Stock or Series C Preferred Stock, as the case may be, of Holdco (the “Holdco Stock”) having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions thereof, as the corresponding share (or fraction of a share) of the Company Stock outstanding at the instant prior to the Agreement and the Merger. Each outstanding right to acquire Company Stock, such as a warrant or an employee stock option, which is fully accrued, matured and without condition precedent (a conversion right in a convertible financial instrument is not defined herein to include such a “right to acquire”), immediately prior to the Effective Time shall be converted into a right to acquire Holdco Stock on the same terms and conditions as the right to acquire Company Stock being converted in the Merger, to the exclusion of any rights or obligations that may be associated with a convertible financial instrument, which such rights shall remain, intact, with respect to the Surviving Entity, and the Surviving Entity shall remain obligated in all respects thereto, including with regard to rights of conversion with respect thereto.

(b) Each share of Holdco Stock issued and outstanding immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, and no cash or other consideration shall be delivered or deliverable in exchange therefor.

(c) Each share of Merger Sub issued and outstanding immediately prior to the Effective Time shall automatically be canceled and retired and shall cease to exist, Shares of common stock, par value $0.0001 per share, immediately prior to the Effective Time, automatically converting into 100 shares of the Surviving Entity, to be held by Holdco, making the Survivor Entity a wholly-owned subsidiary of Holdco.

(d) Each share of the Company Stock authorized prior to the Effective Time shall automatically be canceled and retired and shall cease to exist.

Section 2.2 Stock Certificates of the Company Automatically Convert into, and become, Shares of Holdco. Subject to Section 2.1, from and after the Effective Time, all of the outstanding certificates and book-entries which immediately prior to the Effective Time represented shares of the Company Stock shall be deemed for all purposes to thereafter evidence ownership of, and to represent, shares of Holdco Stock. As provided in this Agreement, the shares of the Company Stock formerly represented by such certificates and book-entries have been converted and transformed, with identical designations, rights, powers and preferences, and qualifications, limitations and restrictions, following the Effective Time, into shares of Holdco Stock. This process of conversion and transformation shall occur without the necessity of exchanging or surrendering any such certificates. Instead, such certificates issued by the Company, shall thereafter constitute certificates of Holdco as though the certificate issued by the Company was surrendered and replaced by a certificate issued by Holdco. The registered owner on the books and records of the Company or its transfer agent of any outstanding stock certificate, shall hereafter be deemed to be, instead, the registered owner of such certificate of Holdco and shall be entitled to exercise any voting and other rights with respect to the applicable shares of Holdco Stock into which the shares of the Company Stock have hereby been converted as provided in this Agreement.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES OF EACH PARTICIPANT.

Each of the Participating Parties represents and warrants to the others that as of the date hereof:

Section 3.1 Existence and Power. Each Participating Party represents that it is a corporation, validly existing and in good standing under the laws of the State of Colorado. Each Participating Party represents that it has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business is conducted or to be conducted by it and that it is legally engaged in such business and that it is not in violation of any law.

Section 3.2 Authorization. Each Participating Party represents that the execution, delivery, and performance of this Agreement has been duly authorized by all necessary action on its part, and this Agreement is a valid and binding obligation of it, enforceable against it in accordance with its terms.

Section 3.3 Board Approvals. Each Participating Party represents that the transactions contemplated by this Agreement, including, without limitation, the issuance of the Shares and the compliance with the terms of this Agreement, have been unanimously adopted, approved, and declared advisable by its Board of Directors.

Section 3.4 Non-Contravention. Each Participating Party represents that the execution, delivery, and performance of this Agreement, and the consummation by it of the transactions contemplated hereby, will not conflict with, violate, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of its Articles of Incorporation, Bylaws, or other governing instrument.

ARTICLE IV

GENERAL PROVISIONS

Section 4.1 Governing Law. This Agreement shall be governed by and construed and enforced under the laws of the State of Colorado, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

Section 4.2 Entire Agreement. This Agreement, including the documents and instruments referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 4.3 Further Assurances. From time to time, and when required by Holdco, the Company and/or Merger Sub shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and each Participating Party shall take or cause to be taken such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise in the Surviving Entity or the Company, as applicable the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of each Participating Party and otherwise to carry out the purposes of this Agreement, and the officers and directors of each Participating Party are authorized fully in the name and on behalf of such Participating Party, as applicable, or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

Section 4.4 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means (including portable document format) shall be as effective as delivery of a manually executed counterpart of this Agreement.

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Section 4.5 Severability. The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

Section 4.6 No Appraisal Rights. In accordance with applicable law, no appraisal rights shall be available to any holder of shares of any class of stock whatsoever, in connection with the Merger.

Section 4.7 Amendments. At any time prior to the Effective Time, this Agreement may be supplemented, amended or modified, whether before or after the adoption of this Agreement by the mutual consent of the parties to this Agreement; No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto.

ARTICLE V

MISCELLANEOUS.

Section 5.1. Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or seven days after having been sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address either party to this Agreement shall specify by notice to the other party:

(a) If to Alaric Corporation, to:

Alaric Corporation

1174 east Kingston square, Lake Charles, Louisiana, 70611

Attention: James Christopher LeDoux,

President

with a copy to:

Randall S. Goulding, Esq.

1333 Sprucewood Lane

Deerfield, Illinois 60015

(b) If to Holdco, to:

Halberd Corporation

1174 east Kingston square, Lake Charles, Louisiana, 70611

Attention: James Christopher LeDoux,

President

with a copy to:

Randall S. Goulding, Esq.

1333 Sprucewood Lane

Deerfield, Illinois 60015.

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(c) If to HALB Transition Corporation, to:

HALB Transition Corporation

1174 east Kingston square, Lake Charles, Louisiana, 70611

Attention: James Christopher LeDoux,

President

with a copy to:

Randall S. Goulding, Esq.

1333 Sprucewood Lane

Deerfield, Illinois 60015.

Section 5.2. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby and thereby that certain Merger Agreement.

Section 5.3. Amendments and Waivers. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is duly executed and delivered by each Participating Party. No failure or delay by any party in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 5.4. Fees and Expenses. Each party hereto shall pay all of its own fees and expenses (including attorneys’ fees) incurred in connection with this Agreement and the transactions contemplated hereby.

Section 5.5. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns, provided that neither party may assign, delegate, or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, unless as provided under that certain Merger Agreement that operates concomitantly herewith.

Section 5.6 Entire Agreement. This Agreement together with that certain Merger Agreement constitutes the entire agreement between the parties hereto and thereto with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties and/or their affiliates with respect to the subject matter of this Agreement.

Section 5.7 Effect of Headings. The article and section headings herein are for convenience only and shall not affect the construction hereof.

Section 5.8 Severability. The provisions of this Agreement and in that certain Merger Agreement that operates concomitantly herewith, are not severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof and thereof.

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Section 5.9 Counterparts; Third Party Beneficiaries. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

Section 5.10. Specific Performance. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to seek specific performance of the terms hereof, this being in addition to any other remedies to which they are entitled at law or equity.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

HALB TRANSITION CORPORATION,
a Colorado corporation (the “Company”)	ATTEST:

/s/ James Christopher LeDoux	/s/ James Christopher LeDoux

By: James Christopher LeDoux	James Christopher LeDoux
Its: President	Secretary

HALBERD CORPORATION,
a Colorado corporation (“Holdco”)	ATTEST:

/s/ James Christopher LeDoux	/s/ James Christopher LeDoux

By: James Christopher LeDoux	James Christopher LeDoux
Its: President	Secretary

Alaric Corporation,
a Colorado corporation (“Merger Sub”)	ATTEST:

/s/ James Christopher LeDoux	/s/ James Christopher LeDoux

By: James Christopher LeDoux	James Christopher LeDoux
Its: President	Secretary

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CERTIFICATE OF THE SECRETARY

OF

HALBERD CORPORATION

I, James Christopher LeDoux, the Secretary of Halberd Corporation, a Colorado corporation, hereby certify that the Plan of Reorganization to which this certificate is attached has been adopted pursuant to Sections 7-108-202, 7-108-204, 7-111-101, 7-111,102, 7-107-104, 7-111-103, 7-111-105 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of March 23, 2020.

HALBERD CORPORATION,
a Colorado corporation (“Holdco”)

/s/ James Christopher LeDoux
By: James Christopher LeDoux
Its: Secretary

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CERTIFICATE OF THE SECRETARY

OF

HALB TRANSITION CORPORATION

I, James Christopher LeDoux, the Secretary of HALB Transition Corporation, a Colorado corporation, hereby certify that the Plan of Reorganization to which this certificate is attached has been adopted pursuant to Sections 7-108-202, 7-108-204, 7-111-101, 7-111,102, 7-107-104, 7-111-103, 7-111-105 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of March 23, 2020.

HALB TRANSITION CORPORATION, a Colorado corporation (the “Company”)

/s/ James Christopher LeDoux
By: James Christopher LeDoux
Its: Secretary

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CERTIFICATE OF THE SECRETARY

OF

Alaric Corporation

I, James Christopher LeDoux, the Secretary of Alaric Corporation, a Colorado corporation, hereby certify that the Plan of Reorganization to which this certificate is attached has been adopted pursuant to Sections 7-108-202, 7-108-204, 7-111-101, 7-111,102, 7-107-104, 7-111-103, 7-111-105 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of March 23, 2020.

Alaric Corporation, a Colorado corporation (“Merger Sub”)

/s/ James Christopher LeDoux
By: James Christopher LeDoux
Its: Secretary

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MERGER AGREEMENT

THIS MERGER AGREEMENT (hereinafter as the “Agreement”), dated March 23, 2020, is entered into by and between HALB Transition Corporation, a Colorado corporation (“Company”), and Alaric Corporation, a Colorado corporation (“Merger Sub”) a direct, totally held subsidiary of Halberd Corporation, a Colorado corporation (“Holdco”), and is intended to operate concomitantly with that certain Plan of Reorganization filed contemporaneously with the Colorado Secretary of State of even date herewith, with reference to the following facts, terms, and provisions (the Company, Holdco and Merger Sub are herein collectively referred to as the “Participating Parties”):

Recitals.

A.	The Company was initially formed and organized as a domestic, for-profit corporation in the State of Colorado on January 26, 2009.

B.	On March 23, 2020, the Company converted to a Colorado corporation. As of the date hereof, the Company is a corporation in good standing under the laws of the State of Colorado.

C.

Upon entering into this Agreement, the Company’s Common Stock (as defined below) is quoted to trade over-the-counter in the United States and elsewhere under the symbol “HALB” (US.HALB.PK), and its primary trading venue is over the Link ATS operated by OTC Markets Group, Inc. (“OTC”).

D.

The Company’s authorized capital stock in the State of Colorado, as well as that of Holdco and of Merger Sub, each being a mirror image of the others, consists of 2,000,000,000 (Two Billion) shares of common stock par value of $0.0001 per share and Twenty-Five Million (25,000,000) shares of preferred stock par value of $0.0001 per share.

E.

To effect the overall transaction evidenced by this Agreement, and to qualify as a tax-free reorganization under Section 368, et seq. of the Internal Revenue Code of 1986, as amended (the “Code”), the Company formed Holdco in the State of Colorado on March 23, 2020, and Holdco, as a validly existing Colorado corporation, formed Merger Sub in the State of Colorado on March 23, 2020.

F.	As of the date hereof, Holdco’s authorized capital structure is identical to the capital structure of the Company.

G.	As of the date hereof, Merger Sub’s authorized capital structure is identical to the capital structure of the Company and Holdco.

H.

The Articles of Incorporation and the Bylaws of the Company immediately after the Effective Time (as hereinafter defined) will contain the provisions relative to shareholders and contained in the Articles of Incorporation and Bylaws of Merger Sub immediately after the Effective Time (to the extent required by Section 7-111-104 of the Colorado Business Corporation Act of the State of Colorado) (hereinafter “CBCA”) and the applicable provisions of the Code).

I.	The directors of the Company immediately prior to the Merger (as hereinafter defined) will be the directors of Merger Sub as of the Effective Time.

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J.

The Company desires to create a new holding company structure in accordance with Section 7-111-104 of the CBCA by merging Merger Sub with and into the Company with Merger Sub being the surviving corporation, and converting each outstanding share of Company Common Stock into a like number of shares of Holdco Common Stock, all in accordance with the terms of this and that certain Plan of Reorganization.

K.

The Boards of Directors of Merger Sub and the Company have approved this Agreement and the merger of Merger Sub with and into the Company upon the terms and subject to the conditions set forth in this Agreement (the “Merger”). No vote or solicitation of votes is required by the Company, Merger Sub, or Holdco, as permitted by applicable provisions and Section 7-111-104(3) of the CBCA, however, certain shareholders acting by written consent approved the Merger and the concomitant Plan of Reorganization.

L.

For U. S. Federal income tax purposes, the Merger and concomitant Plan of Reorganization are operative and shall, in every respect, qualify as and is intended to be a reorganization under the applicable provisions of Section 368(a)(1)(B) of the Code.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Participating Parties hereby agree as follows:

The foregoing recitals are hereby incorporated herein by this reference.

ARTICLE I

THE MERGER.

1.1.

The Merger. In accordance with Section 7-111-104 of the CBCA and subject to and upon the terms and conditions of this Agreement, Merger Sub, at the Effective Time (which term is hereinafter defined), shall be merged with and into the Company; the separate corporate existence of the Company shall cease; and Merger Sub shall continue as the surviving corporation. Merger Sub, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the “Surviving Entity”. At the Effective Time, the effect of the Merger shall become effective as provided in Section 7-111-101, et seq., of the CBCA. Following the Merger, the surviving entity will be the wholly-owned subsidiary of Holdco. As provided for in the Plan of Reorganization, each outstanding share of what was previously the Company Common Stock, shall instead become, and thereafter constitute, an outstanding share of Holdco Common Stock.

1.2.	Effective Time. For book-entry and accounting purposes, the Merger shall become effective at 12:01 a.m. Mountain Time on March 23, 2020 (hereinafter the “Effective Time”).

1.3.

Articles of Incorporation. From and after the Effective Time, the provisions set forth in the Articles of Incorporation of the Company that apply to the rights, preferences, and designations of the holders of Company Common Stock, as in effect immediately prior to the Effective Time, shall be the provisions set forth in the Articles of Incorporation of the Surviving Entity until thereafter amended or as otherwise provided by law.

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1.4.

Powers. The business and affairs of the Surviving Entity shall be managed by, or conducted under the direction of, a board of directors, which shall exercise all the powers of the Surviving Entity except as are by law or by the Articles of Incorporation and/or the Bylaws of the Surviving Entity conferred upon or reserved to the stockholders of the Surviving Entity.

1.5.

Bylaws. From and after the Effective Time, the Bylaws of the Company, as in effect immediately prior to the Effective Time, shall thereafter continue in full force and effect as the Bylaws of the Surviving Entity until thereafter amended or repealed as provided therein.

1.6.

Directors. The directors of the Company immediately prior to the Effective Time shall be the initial directors of the Surviving Entity and will hold office from the Effective Time until their successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and/or the Bylaws of the Surviving Entity, or as otherwise provided by law.

1.7.

Officers. The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Entity and will hold office from the Effective Time until their successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and/or the Bylaws of the Surviving Entity or as otherwise provided by law.

1.8.

Additional Actions. Subject to the terms of this Agreement, the Parties hereto shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger. If, at any time after the Effective Time, the Surviving Entity shall consider or be advised that any deeds, bills of sale, assignments, assurances, or any other actions or things are necessary or desirable to vest, perfect, or confirm, of record, or otherwise, in the Surviving Entity’s right, title, or interest in, to, or under any of the rights, properties, or assets of either of Merger Sub or the Company acquired or to be acquired by the Surviving Entity, as a result of, or in connection with, the Merger, or otherwise, to carry out this Agreement, then, and in such case, the officers and directors of the Surviving Entity shall be authorized to execute and deliver, in the name and on behalf of each or either of Merger Sub and/or the Company, all such deeds, bills of sale, assignments, and assurances and to take and do, in the name and on behalf of each or either of Merger Sub and/or the Company, or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect, or confirm any and all right, title, and interest in, to, and under such rights, properties, or assets in the Surviving Entity, or otherwise, to carry out the intended purpose of this Agreement.

ARTICLE II

ACTIONS TO BE TAKEN IN

CONNECTION WITH THE MERGER.

Section 2.1 Post-Effective Amendments. It is the intent of the parties that Holdco, as of the Effective Time, be deemed a “successor issuer” for purposes of continuing offerings, if any, of Alaric Corporation/Merger Sub under the Securities Act of 1933, as amended (the “Securities Act”). As soon as practicable following the Merger, Halberd Corporation/Holdco will file post-effective amendments to Alaric Corporation/Merger Sub’s currently effective registration statements, if any, adopting such statements as its own registration statements for all purposes of the Securities Act and the Securities Exchange Act of 1934, as amended, and setting forth any additional information necessary to reflect any material changes made in connection with, or resulting from, the succession or necessary to keep the registration statements from being misleading.

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Section 2.2 Tax Characterization. Each party hereto shall use its reasonable best efforts to cause the Merger to constitute a tax-free reorganization within the meaning of Section 368 of the Code, and shall not take any actions reasonably likely to cause the Merger not to so qualify, or cause any such actions to be taken.

ARTICLE III

CONDITIONS TO MERGER

Section 3.1 Conditions Precedent. The respective obligation of each party to effect the Merger is subject to the satisfaction or waiver of the condition that no order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order that is in effect shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality which prohibits or makes illegal the consummation of the Merger or the transactions contemplated hereby.

ARTICLE IV

TERMINATION AND AMENDMENT

Section 4.1 Termination. This Agreement may be terminated or the completion of the transactions contemplated herein, including without limitation the Merger, may be deferred at any time prior to the Effective Time by action of the Board of Directors of Halberd Corporation/Holdco, Alaric Corporation/Merger Sub or Merger Sub. In the event of such termination, this Agreement shall become null and void and have no effect, without any liability or obligation on the part of any such participant, by reason of this Agreement.

Section 4.2 Amendment. This Agreement may be amended, modified or supplemented at any time by an instrument in writing signed on behalf of each of the parties.

ARTICLE V

GENERAL PROVISIONS

Section 5.1 Governing Law. This Agreement shall be governed by and construed and enforced under the laws of the State of Colorado, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws.

Section 5.2 Entire Agreement. This Agreement, including the documents and instruments referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

Section 5.3 Further Assurances. From time to time, and when required by any Participating Party the other Participating Parties shall execute and deliver, or cause to be executed and delivered, such deeds and other instruments, and to take or cause to be taken such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to conform of record or otherwise, as deemed necessary by the requesting party, whether to carry out the purposes of this Agreement or otherwise, and the officers and directors of each participant are authorized fully in the name and on behalf of such participant, as applicable, or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

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Section 5.4 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means (including portable document format) shall be as effective as delivery of a manually executed counterpart of this Agreement.

Section 5.5 Severability. The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

Section 5.6 No Appraisal Rights. In accordance with the CBCA, no appraisal rights shall be available to any holder of shares of any class of stock whatsoever, in connection with the Merger or in connection with the Plan of Reorganization.

Section 5.7 Amendments. At any time prior to the Effective Time, this Agreement may be supplemented, amended or modified, whether before or after the adoption of this Agreement by the mutual consent of the parties to this Agreement. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties hereto; provided however, that the Surviving Entity may take whatever action may be deemed necessary by the Surviving Entity on behalf of the non-Surviving Entity, which action shall be just as effective as if taken by, or in the case of a document, executed by the non-Surviving Entity.

ARTICLE VI

MISCELLANEOUS PROVISIONS.

6.1.

Governing Law. This Agreement shall be governed by and construed and enforced under the laws of the State of Illinois for contracts made and performed in that state, except for conflicts of laws rules.

6.2.

Counterparts. This Agreement may be executed in one or more counterparts each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement, this Agreement.

6.3.

Entire Agreement. This Agreement, including each document and instrument directly associated hereto and referred to herein, constitutes the entire agreement and supersedes all other prior agreements and undertakings, both written and oral, among the parties, or between any of them, with respect to the subject matter hereof.

6.4.

Severability. The provisions of this Agreement and in that certain Plan of Reorganization that operate concomitantly herewith, are severable, and in the event that any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof or thereof.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

Halberd Corporation
a Colorado corporation (“Company”)	ATTEST:

/s/ James Christopher LeDoux	/s/ James Christopher LeDoux
By: James Christopher LeDoux	James Christopher LeDoux
Its: President	Secretary

HALB TRANSITION CORPORATION,
a Colorado corporation (“Company”)	ATTEST:

/s/ James Christopher LeDoux	/s/ James Christopher LeDoux
By: James Christopher LeDoux	James Christopher LeDoux
Its: President	Secretary

Alaric Corporation,
a Colorado corporation (“Merger Sub”)	ATTEST:

/s/ James Christopher LeDoux	/s/ James Christopher LeDoux
By: James Christopher LeDoux	James Christopher LeDoux
Its: President	Secretary

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EXHIBIT A

CERTIFICATE OF MERGER

Halberd Corporation,

HALB Transition Corporation,

Alaric Corporation

Pursuant to Section 7-111-104 of the Colorado Business Corporation Act (the “CBCA”), Halberd Corporation, a Colorado corporation, in connection with the merger of HALB Transition Corporation, a Colorado corporation, with and into Alaric Corporation (this being hereinafter referred to as the “Merger”), hereby certifies as follows:

FIRST: The names and states of incorporation of the constituent corporations to the Merger are:

Name	State of Incorporation
Halberd Corporation	Colorado
Alaric Corporation	Colorado
HALB Transition Corporation	Colorado

SECOND: An Agreement and Plan of Merger, dated as of March 23, 2020, by and among Halberd Corporation, Alaric Corporation, and HALB Transition Corporation (the “Merger Agreement”), setting forth the terms and conditions of the Merger, has been approved, adopted, executed and acknowledged by each participant to such Merger Agreement, in accordance with Section 7-111-104 of the CBCA, Halberd Corporation not being a party to the merger, but just being the parent company and, separately, involved in a share exchange so as to become the successor issuer and the publicly traded company.

THIRD: The name of the surviving corporation is Alaric Corporation (the “Surviving Corporation”), with HALB Transition Corporation not surviving, with Alaric Corporation continuing in existence as the subsidiary of Halberd Corporation, the successor issuer.

FOURTH: The Merger shall become effective upon filing.

FIFTH: The executed Merger Agreement is on file at the office of the Surviving Corporation located at 1174 east Kingston square, Lake Charles, Louisiana, 70611. A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost to any stockholder of either corporation.

SIXTH: Following the Merger and its effectiveness, Halberd Corporation will become the parent corporation to Alaric Corporation and its sole shareholder, with HALB Transition Corporation ceasing to exist.

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IN WITNESS WHEREOF, this Certificate of Merger has been executed on this March 23, 2020.

Halberd Corporation, a Colorado corporation

/s/ James Christopher LeDoux
James Christopher LeDoux, CEO and President

Alaric Corporation, a Colorado corporation

/s/ James Christopher LeDoux
James Christopher LeDoux, CEO and President

HALB Transition Corporation, a Colorado corporation

/s/ James Christopher LeDoux
James Christopher LeDoux, CEO and President

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CERTIFICATE OF THE SECRETARY

OF

HALB TRANSITION CORPORATION

I, James Christopher LeDoux, the Secretary of HALB TRANSITION CORPORATION, a Colorado corporation, hereby certify that the Merger Agreement to which this certificate is attached has been adopted pursuant to Sections 7-108-202, 7-108-204, 7-111-101, 7-111,102, 7-107-104, 7-111-103, 7-111-105 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of March 23, 2020.

HALB Transition COPORATION, a Colorado corporation (“Company”)

/s/ James Christopher LeDoux
By: James Christopher LeDoux
Its: Secretary

CERTIFICATE OF THE SECRETARY

OF

HALBERD CORPORATION

I, James Christopher LeDoux, the Secretary of HALBERD CORPORATION, a Colorado corporation, hereby certify that the Merger Agreement to which this certificate is attached has been adopted pursuant to Sections 7-108-202, 7-108-204, 7-111-101, 7-111,102, 7-107-104, 7-111-103, 7-111-105 of the Colorado Business Corporation Act.

IN WITNESS WHEREOF, the undersigned has executed this certificate as of March 23, 2020.

HALBERD COPORATION,
a Colorado corporation (“HALBERD”)

/s/ James Christopher LeDoux
By: James Christopher LeDoux
Its: Secretary

CERTIFICATE OF THE SECRETARY

OF

Alaric Corporation

        I, James Christopher LeDoux, the Secretary of Alaric Corporation, a Colorado corporation, hereby certify that the Merger Agreement to which this certificate is attached has been adopted pursuant to Sections 7-108-202, 7-108-204, 7-111-101, 7-111,102, 7-107-104, 7-111-103, 7-111-105 of the Colorado Business Corporation Act.

        IN WITNESS WHEREOF, the undersigned has executed this certificate as of March 23, 2020.

ALARIC CORPORATION,
a Colorado corporation (“Merger Sub”)

/s/ James Christopher LeDoux
By: James Christopher LeDoux
Its: Secretary

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ACTION BY WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF HALB TRANSITION

 CORPORATION, A COLORADO CORPORATION, CHANGING ITS NAME AND THEN ENGAGING IN

A REORGANIZATION AND A MERGER PURSUANT TO THE COLORADO BUSINESS

CORPORATION ACT

The undersigned, being all of the Members of the Board of Directors (the “Board”) of HALB TRANSITION CORPORATION, a Colorado corporation (the “Corporation”), changing its name from Alaric Corporation, all pursuant to, and in conformity with, The Colorado Business Corporation Act, and merging with the newly created Alaric Corporation, the merger survivor, which became the predecessor issuer, no longer a publicly traded company, the successor issuer being the newly created Halberd Corporation, and in lieu of a meeting of the Board of Directors of the Corporation, do hereby consent to, adopt, ratify, confirm and approve the Resolutions set forth below, effective as of March 23, 2020.

WHEREAS, after significant discussions and consultations with various professionals, and after careful consideration of the alternatives available, including the advantages and disadvantages of a reorganization and merger; and

WHEREAS, by these resolutions, all actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects.

Approval of Colorado Reorganization and Merger

BE IT RESOLVED: That the Corporation does hereby fully authorize the actions of the officers and directors to engage in a three-party corporate reorganization, as agreed to in the March 23, 2020 Merger Agreement and the March 23, 2020 Plan of Reorganization, which is pursuant to the Colorado Business Corporation Act, whereby the surviving publicly trading entity is a newly formed Colorado corporation with the name of “Halberd Corporation,” with the predecessor issuer, HALB Transition Corporation, previously Alaric Corporation, being merged out of existence, and the merger successor, Alaric Corporation, becoming the predecessor issuer.

IN WITNESS WHEREOF, the undersigned has caused this action to be effective as of March 23, 2020.

Sole Director:

______________________

James Christopher LeDoux

STATE OF ______________________ ]

] ss.

CITY OF ________________________]

Now on _______________________, 2020, before me personally appeared James Christopher LeDoux to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free and voluntary act and deed for the purposes stated therein.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year last above written.

Notary Public

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ACTION BY WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF HALBERD

 CORPORATION/HOLDCO INC., ENGAGING IN A REORGANIZATION AND AN INDIRECT PARTY

TO A MERGER PURSUANT TO THE COLORADO BUSINESS CORPORATION ACT

The undersigned, being all of the Members of the Board of Directors (the “Board”) of HALBERD CORPORATION, formed in Colorado March 23, 2020 (the “Corporation”), all pursuant to, and in conformity with, The Colorado Business Corporation Act, and being a nonparty to a merger between the newly formed Alaric Corporation, the merger survivor, and HALB Transition Corporation, the predecessor issuer, being a public company prior to the merger and reorganization, being merged out of existence, the newly created Halberd Corporation being the successor issuer, and in lieu of a meeting of the Board of Directors of the Corporation, do hereby consent to, adopt, ratify, confirm and approve the Resolutions set forth below, effective as of March 23, 2020.

WHEREAS, after significant discussions and consultations with various professionals, and after careful consideration of the alternatives available, including the advantages and disadvantages of a reorganization and merger; and

WHEREAS, by these resolutions, all actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects.

Approval of Colorado Reorganization and Merger

BE IT RESOLVED: That the Corporation does hereby fully authorize the actions of the officers and directors to engage in a three-party corporate reorganization, as agreed to in the March 23, 2020 Merger Agreement and the March 23, 2020 Plan of Reorganization, which is pursuant to the Colorado Business Corporation Act, whereby the surviving publicly trading entity is a newly formed Colorado corporation with the name of “Halberd Corporation,” with the predecessor issuer, HALB Transition Corporation, previously Alaric Corporation, being merged out of existence, and the merger successor, Alaric Corporation, becoming the predecessor issuer.

IN WITNESS WHEREOF, the undersigned has caused this action to be effective as of March 23, 2020.

Sole Director:

______________________

James Christopher LeDoux

STATE OF ______________________ ]

] ss.

CITY OF ________________________]

Now on _______________________, 2020, before me personally appeared James Christopher LeDoux to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free and voluntary act and deed for the purposes stated therein.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year last above written.

Notary Public

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                           ACTION BY WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF THE NEWLY

 CREATED ALARIC CORPORATION, A COLORADO CORPORATION, ENGAGING IN A REORGANIZATION

 AND A MERGER PURSUANT TO THE COLORADO BUSINESS CORPORATION ACT

The undersigned, being all of the Members of the Board of Directors (the “Board”) of ALARIC CORPORATION, formed in Colorado March 23, 2020 (the “Corporation”), all pursuant to, and in conformity with, The Colorado Business Corporation Act, and being the surviving party to a merger between the newly formed Alaric Corporation and HALB Transition Corporation, the predecessor issuer, being a public company prior to the merger and reorganization, being merged out of existence, the newly created Halberd Corporation being the successor issuer, and in lieu of a meeting of the Board of Directors of the Corporation, do hereby consent to, adopt, ratify, confirm and approve the Resolutions set forth below, effective as of March 23, 2020.

WHEREAS, after significant discussions and consultations with various professionals, and after careful consideration of the alternatives available, including the advantages and disadvantages of a reorganization and merger; and

WHEREAS, by these resolutions, all actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects.

Approval of Colorado Reorganization and Merger

BE IT RESOLVED: That the Corporation does hereby fully authorize the actions of the officers and directors to engage in a three-party corporate reorganization, as agreed to in the March 23, 2020 Merger Agreement and the March 23, 2020 Plan of Reorganization, which is pursuant to the Colorado Business Corporation Act, whereby the surviving publicly trading entity is a newly formed Colorado corporation with the name of “Halberd Corporation,” with the predecessor issuer, HALB Transition Corporation, previously Alaric Corporation, being merged out of existence, and the merger successor, Alaric Corporation, becoming the predecessor issuer.

IN WITNESS WHEREOF, the undersigned has caused this action to be effective as of March 23, 2020.

Sole Director:

______________________

James Christopher LeDoux

STATE OF ______________________ ]

] ss.

CITY OF ________________________]

Now on _______________________, 2020, before me personally appeared James Christopher LeDoux to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free and voluntary act and deed for the purposes stated therein.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year last above written.

Notary Public

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ACTION BY WRITTEN CONSENT OF THE MAJORITY OF SHAREHOLDERS OF HALB TRANSITION

 CORPORATION, A COLORADO CORPORATION, CHANGING ITS NAME AND THEN ENGAGING IN A

REORGANIZATION AND A MERGER PURSUANT TO THE COLORADO BUSINESS CORPORATION ACT

The undersigned, being the MAJORITY OF SHAREHOLDERS (the “Shareholders”) of HALB TRANSITION CORPORATION (the “Corporation”), hereby changing its name from Alaric Corporation, all pursuant to, and in conformity with, The Colorado Business Corporation Act, and merging with Alaric Corporation, the merger survivor, which became the predecessor issuer, no longer a publicly traded company, the successor issuer being the newly created Halberd Corporation, and in lieu of a meeting of the MAJORITY OF SHAREHOLDERS of the Corporation, do hereby consent to, adopt, ratify, confirm and approve the Resolutions set forth below, effective as of March 23, 2020.

WHEREAS, after significant discussions and consultations with various professionals, and after careful consideration of the alternatives available, including the advantages and disadvantages of a reorganization and merger; and

WHEREAS, by these resolutions, all actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects.

Approval of Colorado Reorganization and Merger

BE IT RESOLVED: That the Corporation does hereby fully authorize the actions of the officers and directors to engage in a three-party corporate reorganization, as agreed to in the March 23, 2020 Merger Agreement and the March 23, 2020 Plan of Reorganization, which is pursuant to the Colorado Business Corporation Act, whereby the surviving publicly trading entity is a newly formed Colorado corporation with the name of “Halberd Corporation,” with the predecessor issuer, HALB Transition Corporation, being merged out of existence, and the merger successor, Alaric Corporation, becoming the predecessor issuer.

IN WITNESS WHEREOF, the undersigned has caused this action to be effective as of March 23, 2020.

Sole Director:

______________________

James Christopher LeDoux

STATE OF ______________________ ]

] ss.

CITY OF ________________________]

Now on _______________________, 2020, before me personally appeared James Christopher LeDoux to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free and voluntary act and deed for the purposes stated therein.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year last above written.

Notary Public

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ACTION BY WRITTEN CONSENT OF THE MAJORITY OF SHAREHOLDERS OF HALBERD CORPORATION/HOLDCO INC., ENGAGING IN A REORGANIZATION AND AN INDIRECT PARTY TO A MERGER PURSUANT TO THE COLORADO BUSINESS CORPORATION ACT

The undersigned, being the MAJORITY OF SHAREHOLDERS (the “Shareholders”) of HALBERD CORPORATION, formed in Colorado March 23, 2020 (the “Corporation”), all pursuant to, and in conformity with, The Colorado Business Corporation Act, and being a nonparty to a merger between the newly formed Alaric Corporation, the merger survivor, and HALB Transition Corporation, the predecessor issuer, being a public company prior to the merger and reorganization, being merged out of existence, the newly created Halberd Corporation being the successor issuer, and in lieu of a meeting of the MAJORITY OF SHAREHOLDERS of the Corporation, do hereby consent to, adopt, ratify, confirm and approve the Resolutions set forth below, effective as of March 23, 2020.

WHEREAS, after significant discussions and consultations with various professionals, and after careful consideration of the alternatives available, including the advantages and disadvantages of a reorganization and merger; and

WHEREAS, by these resolutions, all actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects.

Approval of Colorado Reorganization and Merger

BE IT RESOLVED: That the Corporation does hereby fully authorize the actions of the officers and directors to engage in a three-party corporate reorganization, as agreed to in the March 23, 2020 Merger Agreement and the March 23, 2020 Plan of Reorganization, which is pursuant to the Colorado Business Corporation Act, whereby the surviving publicly trading entity, the Corporation, is a newly formed Colorado corporation with the name of “Halberd Corporation,” with the predecessor issuer, HALB Transition Corporation, being merged out of existence, and the merger successor, Alaric Corporation, becoming the predecessor issuer.

IN WITNESS WHEREOF, the undersigned has caused this action to be effective as of March 23, 2020.

Sole Director:

______________________

James Christopher LeDoux

STATE OF ______________________ ]

] ss.

CITY OF ________________________]

Now on _______________________, 2020, before me personally appeared James Christopher LeDoux to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free and voluntary act and deed for the purposes stated therein.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year last above written.

Notary Public

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ACTION BY WRITTEN CONSENT OF THE MAJORITY OF SHAREHOLDERS OF THE NEWLY CREATED

 ALARIC CORPORATION, A COLORADO CORPORATION, ENGAGING IN A REORGANIZATION AND A

 MERGER PURSUANT TO THE COLORADO BUSINESS CORPORATION ACT

The undersigned, being the MAJORITY OF SHAREHOLDERS (the “Shareholders”) of ALARIC CORPORATION, formed in Colorado March 23, 2020 (the “Corporation”), all pursuant to, and in conformity with, The Colorado Business Corporation Act, and being the surviving party to a merger between the newly formed Alaric Corporation and HALB Transition Corporation, the predecessor issuer, being a public company prior to the merger and reorganization, being merged out of existence, the newly created Halberd Corporation being the successor issuer, and in lieu of a meeting of the MAJORITY OF SHAREHOLDERS of the Corporation, do hereby consent to, adopt, ratify, confirm and approve the Resolutions set forth below, effective as of March 23, 2020.

WHEREAS, after significant discussions and consultations with various professionals, and after careful consideration of the alternatives available, including the advantages and disadvantages of a reorganization and merger; and

WHEREAS, by these resolutions, all actions heretofore taken by any director or officer of the Corporation in connection with any matter referred to in the foregoing resolutions are hereby approved, ratified and confirmed in all respects.

Approval of Colorado Reorganization and Merger

BE IT RESOLVED: That the Corporation does hereby fully authorize the actions of the officers and directors to engage in a three-party corporate reorganization, as agreed to in the March 23, 2020 Merger Agreement and the March 23, 2020 Plan of Reorganization, which is pursuant to the Colorado Business Corporation Act, whereby the surviving publicly trading entity is a newly formed Colorado corporation with the name of “Halberd Corporation,” with the predecessor issuer, HALB Transition Corporation, being merged out of existence, and the merger successor, Alaric Corporation, becoming the predecessor issuer.

IN WITNESS WHEREOF, the undersigned has caused this action to be effective as of March 23, 2020.

Sole Director:

______________________

James Christopher LeDoux

STATE OF ______________________ ]

] ss.

CITY OF ________________________]

Now on _______________________, 2020, before me personally appeared James Christopher LeDoux to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free and voluntary act and deed for the purposes stated therein.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal on the day and year last above written.

Notary Public

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